Consolidated Statements of Condition (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Securities held to maturity, fair value (in Dollars)	$ 20,790	$ 23,570
Common stock, stated value (in Dollars per share)	$ 1.00	$ 1.00
Common stock, shares authorized	10,000,000	10,000,000
Common stock, shares issued	4,777,414	4,777,414
Treasury stock, shares	659,739	659,739